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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


                     Date of Report (Date of earliest event
                           reported): January 23, 2003


                       THE BANK OF NEW YORK COMPANY, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


                                    NEW YORK
                                    --------
                 (State or other jurisdiction of incorporation)



                1-6152                                    13-2614959
                ------                                    ----------
         (Commission file number)                      (I.R.S. employer
                                                     identification number)


         One Wall Street, New York, NY                      10286
         ----------------------------                       -----
         (Address of principal                            (Zip code)
          executive offices)



              212 - 495 - 1784
              ----------------
         (Registrant's telephone number,
              including area code)






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Item 5    Other Events
------    ------------

     Three exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File Nos. 333-89586, 333-89586-01, 333-89586-02,
333-89586-03, 333-89586-04) filed by The Bank of New York Company, Inc. (the "Company") with the Securities and Exchange Commission covering 40,000,000 shares of the Company's Common Stock, par value $7.50 per share. The exhibits consist of the Pricing Agreement (which incorporates the Underwriting Agreement Standard Provisions (August 2002), which was previously filed as exhibit 1.2 to our Current Report on Form 8-K dated August 28, 2002), dated January 23, 2003, among the Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Merrill Lynch International, Credit Suisse First Boston LLC and Credit Suisse First Boston International, (the "Pricing Agreement"); the Confirmation, dated January 23, 2003, among the Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Merrill Lynch International acting as agent for the parties (the "ML Confirmation") and the Confirmation, dated January 23, 2003, among the Company, Credit Suisse First Boston LLC and Credit Suisse First Boston International acting as agent for the parties (the "CSFB Confirmation").

Item 7    Financial Statements, Pro Forma Financial
-------    Information and Exhibits
          -----------------------------------------

(c) Exhibits

          The following exhibits are filed herewith:

     1.1  Pricing Agreement.

     1.2  ML Confirmation.

     1.3  CSFB Confirmation.






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                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 29, 2003




                                         The Bank of New York Company, Inc.



                                         By:  /s/ Thomas J. Mastro
                                            ----------------------------------
                                            Name:  Thomas J. Mastro
                                            Title: Comptroller